UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

PRIMO WATER CORPORATION
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Front-Line Leader Talking Points
Re: Primo Water Corporation and BlueTriton Brands Inc.

We have big and exciting news to share:
•
Today we announced that we have reached a definitive agreement to combine Primo Water Corporation with BlueTriton Brands Inc., creating a leading publicly traded North American Pure-Play Healthy Hydration Company.

•
The combined company will bring together the two companies’ complementary strengths and will be incredibly well positioned to establish ourselves as one of the preeminent healthy hydration platforms in the beverage space.

•
We will compete in the large and growing water category which is benefiting from consumers’ increasing focus on health and wellness, which we believe is widening the share of overall beverage consumption.

•	We will continue to target sustainability efforts in the beverage category. The companies have shared goals in stewardship, community engagement and energy efficiency.

We expect that the deal will close in the first half of 2025:
•	The combined company will draw on the leadership teams of both companies, who will continue running their respective businesses until closing.
•	After closing, the combined company will continue to operate in Tampa, Florida and Stamford, Connecticut.
•
Robbert Rietbroek will serve as CEO for the combined company, David Hass will become the new CFO, and Robert Austin, COO of BlueTriton, will become the new COO.  Dean Metropoulos, current Chairman of BlueTriton, will serve as Non-Executive Chairman of the Board.

I know you have a lot of questions:
•	From here forward, you’ll hear a lot more in the near future and we are committed to regular and transparent communications.
•	If you have additional questions, or get questions from customers or suppliers, please refer them to your manager.

For now, it’s business as usual.
•	We have results to deliver so let’s stay focused on that.
•	For our team, our number one focus is on providing the stellar service to our customers for which they are accustomed.
This is an exciting moment for Primo Water and we have a bright future ahead.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions between Primo Water Corporation (“Primo Water”) and BlueTriton Brands Inc. (“BlueTriton”). In connection with the Transactions, Primo Water will file a management information circular and proxy statement on Schedule 14A containing important information about the Transactions and related matters. Additionally, Primo Water will file other relevant materials in connection with the Transactions with applicable securities regulatory authorities. INVESTORS AND SECURITY HOLDERS OF Primo Water ARE URGED TO CAREFULLY READ THE ENTIRE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS) WHEN SUCH DOCUMENT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the Transactions, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).

Participants in Solicitation

Primo Water and BlueTriton and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water’s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management”.  To the extent such person's ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding the interests of those persons and other persons who may be deemed participants in the proposed transactions may be obtained by reading the proxy statement and other relevant materials that will be filed with the SEC regarding the proposed transactions when such documents become available. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as "may," "will," "would," "should," "could," "expect," "aim," "anticipate," "believe," "estimate," "intend," "plan," "predict," "project," "seek," "potential," "opportunities," and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this communication include, but are not limited to, statements regarding the estimated or anticipated future results of the combined company following the proposed merger, the anticipated benefits and strategic rationale of the proposed merger, including estimated synergies and capital expenditure rates, forecast performance metrics of the combined company, the expected timing of completion of the proposed merger and related transactions, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: (i) the ability of the parties to successfully complete the Transactions on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the Transactions, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Transactions will not be realized or will not be realized within the expected timeframe (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and the combined company will operate following the Transactions, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (v) risks related to disruption of management’s time from ongoing business operations due to the Transactions (vi) the risk of any litigation relating to the Transactions, and (vii) the risk that the Transactions and their announcement could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.

The foregoing list of factors is not exhaustive. Additional factors that could cause results to differ materially from those described in this Current Report can be found in Primo Water’s Annual Report on Form 10-K for the year ended December 30, 2023, and subsequent Quarterly Reports on Form 10-Q which are on available at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and based on information available at that time. Primo Water and BlueTriton do not undertake to update or revise any of these statements considering new information or future events, except as expressly required by applicable law.